            First
          Financial
         Fund

ANNUAL
REPORT
March 31, 2000

Letter To Shareholders                     May 1, 2000

Dear Fellow Shareholder:
Waiting is the hardest part.  In an investment world
where stock prices soar 20, 50, 100% or more virtually
overnight, "value" investing seems dull, old-fashioned,
a waste of time.  Lost in the madness of many of
today's stock stories is the concept of investment
return: What is the investor receiving for the capital
provided?  Too often the return is only a story, a
concept, an unbridled sense of optimism that is, in
itself, "justification enough."   Value creation does
not always mean profit today or positive cash flow or even a track record of earnings growth. But profits, at some future date, must be there. Morever, profits today are worth more than the same profits tomorrow.

The frustration of waiting aside, we continue to be encouraged by the profitability of First Financial's holdings. With our banks, we have tried to focus on those not over-loaned, those with excess capital or those whose balance sheets are asset sensitive. This has resulted in generally at or better than expected earnings results. The asset resolution firms have benefited from a stronger economy and firmer real estate prices. For example, LNR Corporation should garner more and more research coverage as it continues to exceed earnings forecasts while Resource America is close to unlocking substantial value through outright sales of their leasing and real estate holdings.

                       TOTAL RETURN
            For The Period Ended March 31, 2000
                             6 Mos.   1 Year  3 Years  5 Years
First Financial Fund's NAV1  -3.6%    -0.5%    -2.9%    13.2%
S&P 500                      17.5     17.9     27.4     26.8
NASDAQ Composite2            66.5     85.8     55.3     41.1
NASDAQ Banks2                -9.1    -12.6      3.6     14.7
SNL All Daily Thrift2       -10.4    -22.9      1.1     14.4
SNL MBS REITS2              -10.7    -26.3    -17.2      8.4
SNL Mortgage Banks2         -25.1    -39.7    -23.5     -2.9

1. Source: Prudential Investment Fund Management. The
Fund total return represents the change in net asset value from the beginning of the period noted through March 31, 2000 and assumes the reinvestment of dividends and distributions. Past performance is no guarantee of future results.
2. Principal only.
Note: Returns for periods greater than one year are annualized.

The worm has turned in the "e-finance" sector. Most of these internet-based financial intermediaries have plummeted from their highs, suffering from poor balance sheets, severe negative cash flow and a marked increase in competition from both old and new economy companies.
While the internet will continue to revolutionize the delivery of financial services, it appears that investors want profits as much as promises.

Chief of all the waiting is the Fed. Most investors have shied away from financials believing that either the rising interest rates or the ensuing recession will play havoc on bank earnings. While we would quibble both with premise and conclusion, few investors will return to financials until the Fed is finished. We are betting this is sooner -- this year -- rather than later.
Further, we don't believe a recession is necessary to slow economic growth to a more manageable or desirable rate.

Waiting is still the hardest part.

Stay the course.

Sincerely,


Nicholas C. Adams
Portfolio Manager
Senior Vice President
Wellington Management Company, LLP

Portfolio of Investments as of March 31, 2000         FIRST FINANCIAL FUND, INC.
------------------------------------------------------------

Shares      Description                     Value (Note 1)
-----------------------------------------------------------
LONG-TERM INVESTMENTS--111.2%
COMMON STOCKS--111.2%
------------------------------------------------------------
Banks & Thrifts--74.2%
  12,800    Abington Bancorp, Inc.                 $    124,800
  34,600    Algiers Bancorp, Inc.                       259,500
1,339,600   American Financial Holdings, Inc.*       16,158,925
 139,300    Bostonfed Bancorp, Inc.                   1,541,006
  89,640    Broadway Financial Corp., Delaware          694,710
 148,500    Cameron Financial Corp.                   1,911,937
 208,900    Capital Crossing Bank*                    2,102,056
 226,500    Catskill Financial Corp.                  2,548,125
  86,600    CBES Bancorp, Inc.                        1,017,550
 142,538    CCF Holding Co.                           1,639,187
  41,400    Centura Banks, Inc.                       1,896,638
 156,662    Charter One Financial, Inc.*              3,289,902
 118,000    Commercial Bank New York                  1,128,375
  60,000    Community Bank San Jose
              California(a)                           1,677,000
 155,500    Community Financial Corp.                 1,448,094
 354,400    Connecticut Bancshares, Inc.*             3,831,950
  74,600    CSB Financial Group, Inc.*                1,119,000
 196,000    Downey Financial Corp.                    4,165,000
1,184,200   East West Bancorp, Inc.                  13,100,212
  25,000    Eldorado Bancshares, Inc.                   200,000
 202,900    Fidelity Federal Bancorp                    557,975
 204,200    First Commerce Bancshares, Inc.           7,081,050
  24,000    First Financial Corp.                       246,000
 342,700    FirstFed America Bancorp, Inc.            3,684,025
 252,000    FirstFed Bancorp, Inc.                    2,331,000
  90,000    FleetBoston Financial Corp.               3,285,000
  40,800    Hallmark Capital Corp.*                     382,500
  16,666    HFB Financial Corp.                         202,075
 134,200    Highland Bancorp, Inc.*                   2,013,000
 488,234    Hudson United Bancorp*                   10,588,575
   9,375    Independent Bankshares, Inc.                168,750
 327,400    ITLA Capital Corp.*                       4,174,350
  41,600    Lincoln Bancorp Indiana                     413,400
 140,500    MetroCorp Bancshares, Inc.                  957,156
  31,200    Mystic Financial, Inc.                      308,100
 301,000    Northeast Pennsylvania Financial
              Corp.                                $  2,709,000
  49,600    Oregon Trail Financial Corp.                437,100
  91,000    Pacific Century Financial Corp.*          1,848,438
  45,000    Pacific Crest Capital, Inc.                 478,125
 286,000    People's Bank                             5,988,125
  34,600    Peoples Financial Corp.                     216,250
 165,930    Perpetual Federal Savings Bank            2,426,726
  92,500    PrivateBankcorp, Inc.*                      971,250
 144,102    Progress Financial Corp.                  1,576,116
 317,300    Provident Financial Holdings, Inc.*       4,462,031
  40,650    Redwood Financial, Inc.*                    289,631
  45,000    River Valley Bancorp                        469,688
  47,800    Rowan Bancorp, Inc.*                        908,200
 140,000    Southwest Bancorp, Inc., Oklahoma*        2,397,500
  32,500    St. Landry Financial Corp.*                 373,750
  85,300    Sterling Financial Corp.*                   853,000
  35,100    Team Financial, Inc.                        293,963
 238,200    Thistle Group Holdings Co.*               1,488,750
   7,276    Tri-County Bancorp, Inc.                     75,489
 670,600    Troy Financial Corp.*                     6,873,650
 497,100    UCBH Holdings, Inc.                      10,687,650
 299,000    Unionbancal Corp.                         8,241,187
 160,650    Woronoco Bancorp, Inc.*                   1,546,256
 482,850    WSFS Financial Corp.                      6,005,447
 160,800    Yardville National Bancorp                1,442,175
                                                   ------------
                                                    159,306,420
------------------------------------------------------------
Other Financial Intermediaries--37.0%
 321,000    American Cap. Strategies Ltd.*            8,145,375
 511,800    Anthracite Capital, Inc.                  3,646,575
 245,600    BNC Mortgage, Inc.*                       2,271,800
 301,200    Central Financial Acceptance Corp.*       1,694,250
 753,700    Dynex Capital, Inc.*                      4,239,563
 227,875    First Mortgage Corp.*                       672,943
 300,000    Fortress Investment Corp.                 4,012,500
 272,590    Healthcare Financial Partners,
              Inc.(a)                                 4,579,512
 477,600    Imperial Credit Industries, Inc.*         2,149,200
 128,016    Inco Homes Corp.*                            32,004

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of March 31, 2000         FIRST FINANCIAL FUND, INC.
------------------------------------------------------------

Shares       Description                     Value (Note 1)
------------------------------------------------------------
Other Financial Intermediaries (cont'd.)
  39,500    John Hancock Financial Services,
              Inc.*                                $    713,469
 296,000    LASER Mortgage Management, Inc.           1,165,500
 840,000    LNR Property Corp.                       16,012,500
1,100,766   Ocwen Financial Corp.*                    8,530,936
 300,000    Prime Capital Corp., Inc.*                  225,000
 412,600    RB Asset, Inc.*                           1,650,400
1,450,000   Resource America, Inc.                   10,512,500
 168,000    Resource Asset Investment Trust           1,806,000
 102,200    Sun Life Financial Services of
              Canada*                                 1,098,650
 545,300    Sundance Homes, Inc.*                       174,496
 780,900    Ugly Duckling Corp.*                      6,003,169
                                                   ------------
                                                     79,336,342
                                                   ------------
            Total common stocks
              (cost $283,771,250)                   238,642,762
                                                   ------------
------------------------------------------------------------
WARRANTS*
 109,036    Healthcare Financial Partners, Inc.
              expiring December '01
              (cost $0)                                       0
                                                   ------------
            Total long-term investments
              (cost $283,771,250)                   238,642,762
                                                   ------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------


SHORT-TERM INVESTMENTS--9.2%
------------------------------------------------------------
Repurchase Agreement--9.2%
 $19,736    Warburg Dillon Read LLC,
              6.10%, dated 3/31/00, due 4/03/00
              in the amount of $19,746,032 (cost
              $19,736,000; collateralized by
              $15,037,000 U.S. Treasury Notes,
              12.75%, due 11/15/10, value of
              collateral including interest
              $20,102,873)                         $ 19,736,000
                                                   ------------
------------------------------------------------------------
Certificates Of Deposit
       1    Brookline Savings
            5.25%, 5/28/00                                1,425
      21    First Fed Monesson
            4.55%, 4/14/00                               20,880
      21    Naugatuck Valley Saving & Loan
              Assoc.,
            3.85%, 4/27/00                               20,861
                                                   ------------
            Total certificates of deposit
              (cost $43,406)                             43,166
                                                   ------------
------------------------------------------------------------
WARRANTS*
       1    Golden State Bancorp, Inc.
              expiring January '01
              (cost $0)                                       1
                                                   ------------
            Total short-term investments
              (cost $19,779,406)                     19,779,167
                                                   ------------
------------------------------------------------------------
Total Investments--120.4%
            (cost $303,550,656; Note 3)             258,421,929
            Liabilities in excess of other
              assets--(20.4%)                       (43,760,208)
                                                   ------------
            Net Assets--100%                       $214,661,721
                                                   ------------
                                                   ------------

---------------
 * Non-income-producing security.
(a) Indicates a fair valued security.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Statement of Assets and Liabilities                   FIRST FINANCIAL FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                         March 31, 2000
Investments, at value (cost $303,550,656)..................................................................       $258,421,929
Cash.......................................................................................................                128
Receivable for investments sold............................................................................          2,317,597
Dividends and interest receivable..........................................................................            282,520
Other assets...............................................................................................            115,370
                                                                                                                 --------------
   Total assets............................................................................................        261,137,544
                                                                                                                 --------------
Liabilities
Loan payable (Note 4)......................................................................................         45,000,000
Payable for investments purchased..........................................................................            724,076
Advisory fee payable.......................................................................................            352,534
Loan interest payable (Note 4).............................................................................            237,439
Administration fee payable.................................................................................             80,858
Accrued expenses...........................................................................................             57,765
Deferred directors' fees...................................................................................             23,151
                                                                                                                 --------------
   Total liabilities.......................................................................................         46,475,823
                                                                                                                 --------------
Net Assets.................................................................................................       $214,661,721
                                                                                                                 --------------
                                                                                                                 --------------
Net assets were comprised of:
   Common stock, at par; 25,064,981 shares issued..........................................................       $     25,065
   Paid-in capital in excess of par........................................................................        278,076,064
   Cost of 436,200 shares held in treasury.................................................................         (3,617,561)
                                                                                                                 --------------
                                                                                                                   274,483,568
   Undistributed net investment income.....................................................................          1,089,200
   Accumulated net realized losses.........................................................................        (15,782,320)
   Net unrealized depreciation on investments..............................................................        (45,128,727)
                                                                                                                 --------------
   Net assets, March 31, 2000..............................................................................       $214,661,721
                                                                                                                 --------------
                                                                                                                 --------------
Net asset value per share ($214,661,721 /24,628,781 shares of common stock outstanding)....................               $8.72
                                                                                                                 --------------
                                                                                                                 --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

FIRST FINANCIAL FUND, INC.
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          March 31, 2000
Income
   Dividends................................    $  7,243,356
   Interest.................................         888,698
                                               --------------
      Total income..........................       8,132,054
                                               --------------
Expenses
   Investment advisory fee..................       1,501,017
   Administration fee.......................         345,244
   Legal fees and expenses..................         182,000
   Reports to shareholders..................         171,000
   Custodian's fees and expenses............          70,000
   Insurance expense........................          57,000
   Listing fees.............................          34,000
   Transfer agent's fees and expenses.......          25,000
   Audit fee and expenses...................          22,000
   Directors fees...........................          16,000
   Miscellaneous............................          10,341
                                               --------------
      Total operating expenses..............       2,433,602
   Loan interest (Note 4)...................       2,638,950
                                               --------------
      Total expenses........................       5,072,552
                                               --------------
Net investment income.......................       3,059,502
                                               --------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized loss on investment
   transactions.............................      (7,515,804)
Net change in unrealized appreciation
   (depreciation) of investments............       2,825,134
                                               --------------
Net loss on investments.....................      (4,690,670)
                                               --------------
Net Decrease in Net Assets
Resulting from Operations...................    $ (1,631,168)
                                               --------------
                                               --------------

FIRST FINANCIAL FUND, INC.
Statement of Cash Flows
------------------------------------------------------------

                                                  Year Ended
Increase (Decrease) in Cash                     March 31, 2000
Cash flows provided from operating activities
   Dividends and interest received............  $   8,197,163
   Operating expenses paid....................     (2,195,329 )
   Loan interest paid.........................     (2,735,691 )
   Purchases of short-term portfolio
      investments, net........................    (17,977,045 )
   Purchases of long-term portfolio
      investments.............................   (164,396,396 )
   Proceeds from disposition of long-term
      portfolio investments...................    184,664,425
   Other assets...............................         30,696
                                                --------------
   Net cash provided from operating
      activities..............................      5,587,823
                                                --------------
Cash used for financing activities
   Cash dividends paid........................     (1,970,302 )
   Cash used to reacquire Fund shares.........     (3,617,561 )
                                                --------------
   Net cash used for financing activities.....     (5,587,863 )
                                                --------------
   Net decrease in cash.......................            (40 )
   Cash at beginning of year..................            168
                                                --------------
   Cash at end of year........................  $         128
                                                --------------
                                                --------------
Reconciliation of Net Decrease in Net Assets
to Net Cash Provided from Operating Activities
Net decrease in net assets resulting from
   operations.................................  $  (1,631,168 )
                                                --------------
Decrease in investments.......................      3,368,144
Net realized loss on investment
   transactions...............................      7,515,804
Net increase in unrealized appreciation
   (depreciation) of investments..............     (2,825,134 )
Decrease in receivable for investments sold...        128,983
Decrease in dividends and interest
   receivable.................................         65,109
Decrease in other assets......................         30,696
Decrease in payable for investments
   purchased..................................     (1,206,143 )
Increase in accrued expenses and other
   liabilities................................        141,532
                                                --------------
      Total adjustments.......................      7,218,991
                                                --------------
Net cash provided from operating activities...  $   5,587,823
                                                --------------
                                                --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

FIRST FINANCIAL FUND, INC.
Statement of Changes in Net Assets
Notes to Financial Statements
------------------------------------------------------------

                                      Year Ended March 31,
Increase (Decrease)              -------------------------------
in Net Assets                        2000              1999
                                 ------------      -------------
Operations
   Net investment income......   $  3,059,502      $   2,686,510
   Net realized gain (loss) on
      investment
      transactions............     (7,515,804)        31,773,999
   Net change in unrealized
      appreciation
      (depreciation) of
      investments.............      2,825,134       (181,559,749)
                                 ------------      -------------
   Net decrease in net assets
      resulting from
      operations..............     (1,631,168)      (147,099,240)
                                 ------------      -------------
Dividends and distributions (Note 1)
   Dividends from net
      investment income.......     (1,970,302)        (1,023,852)
   Distributions from net
      realized gains on
      investments.............             --        (51,039,444)
   Distributions in excess of
      net
      realized gains..........             --        (11,214,443)
Value of Fund shares issued to
shareholders in reinvestment
of dividends and
distributions.................             --         44,405,793
Cost of Fund shares
reacquired....................     (3,617,561)                --
                                 ------------      -------------
Total decrease................     (7,219,031)      (165,971,186)
Net Assets
Beginning of year.............    221,880,752        387,851,938
                                 ------------      -------------
End of year(a)................   $214,661,721      $ 221,880,752
                                 ------------      -------------
                                 ------------      -------------
---------------
(a) Includes undistributed net
investment income of..........   $  1,089,200                 --
                                 ------------      -------------

First Financial Fund, Inc. (the 'Fund') was incorporated in Maryland on March 3, 1986, as a closed-end, diversified investment company. The Fund's primary investment objective is to achieve long-term capital appreciation with the secondary objective of current income by investing in securities issued by savings and banking institutions, mortgage banking institutions and their holding companies. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: Securities for which market quotations are readily available--including securities listed on national securities exchanges and those traded over-the-counter--are valued at the last quoted sales price on the valuation date on which the security is traded. If such securities were not traded on the valuation date, but market quotations are readily available, they are valued at the most recently quoted bid price provided by an independent pricing service or by principal market makers. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith according to pricing procedures developed by the Investment Adviser and approved by the Board of Directors.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with repurchase agreement transactions with financial institutions, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Cash Flow Information: The Fund invests in securities and pays dividends from net investment income and distributions from net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is
--------------------------------------------------------------------------------
                                       7

Notes to Financial Statements                         FIRST FINANCIAL FUND, INC.
--------------------------------------------------------------------------------
presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts on debt obligations.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Federal Income Taxes: It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.
Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends are provided in accordance with the
Fund's understanding of the applicable country's tax rules and rates.
Dividends and Distributions: The Fund expects to declare and pay, at least annually, dividends from net investment income and any net capital gains. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for wash sales.
------------------------------------------------------------
Note 2. Agreements
The Fund has agreements with Wellington Management Company, LLP (the 'Investment Adviser') and with Prudential Investments Fund Management LLC (the 'Administrator'). The Investment Adviser makes investment decisions on behalf of the Fund; the Administrator provides occupancy and certain clerical and accounting services to the Fund. The Fund bears all other costs and expenses.
The investment advisory agreement provides for the Investment Adviser to receive a fee, computed monthly and payable quarterly, at the following annual rates:
 .75% of the Fund's average month-end net assets up to and including $50 million, and .625% of such assets in excess of $50 million. The administration agreement provides for the Administrator to receive a fee, computed monthly and payable quarterly, at the annual rate of .15% of the Fund's average month-end net assets.
Note 3. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended March 31, 2000 were $162,548,253 and $184,514,738, respectively.
The cost basis of the Fund's investments for federal income tax purposes, including short-term investments, at March 31, 2000 was $306,146,199; and, accordingly, net unrealized depreciation for federal income tax purposes was $47,724,270 (gross unrealized appreciation--$21,217,166; gross unrealized depreciation--$68,941,436).
For federal income tax purposes, the Fund has a capital loss carryforward as of March 31, 2000 of approximately $6,483,800 which expires in 2008. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The Fund will elect to treat net capital losses of approximately $6,703,000 incurred in the five month period ended March 31, 2000 as having occurred in the following fiscal year.
------------------------------------------------------------
Note 4. Borrowings
The Fund has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $45,000,000. These borrowings may be set to any desired maturity at a rate of interest determined by the lender at the time of borrowing. The current borrowings are due on April 3, 2000. However, the Fund intends to renew the loan on a daily basis through use of the credit agreement discussed above. The credit agreement expires on May 31, 2000.
While outstanding, the borrowings will bear interest, payable monthly. The average daily balance outstanding for the year ended March 31, 2000 was $45,000,000 at a weighted average interest rate of 5.86%. The highest face amount of borrowing outstanding at any month-end during the year ended March 31, 2000 was $45,000,000 (as of March 31, 2000). The current borrowings are $45,000,000 (at an interest rate of 6.81%).
------------------------------------------------------------
Note 5. Capital
There are 50 million shares of $.001 par value common stock authorized. Of the 25,064,981 shares issued as of March 31, 2000, the Investment Adviser owned 10,994 shares. During the year ended March 31, 2000, the Fund repurchased
436,200 of its own shares at a weighted average discount of 15.81%. During the fiscal year ended March 31, 1999, the Fund issued 4,587,941 shares in connection with a cash distribution paid in stock.
--------------------------------------------------------------------------------
                                       8

Financial Highlights                                  FIRST FINANCIAL FUND, INC.
--------------------------------------------------------------------------------

                                                                                     Year Ended March 31,
                                                                 ------------------------------------------------------------
                                                                   2000         1999         1998         1997         1996
                                                                 --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................    $   8.85     $  18.94     $  15.26     $  13.71     $  11.05
                                                                 --------     --------     --------     --------     --------
Income from investment operations
Net investment income........................................         .12          .11          .14          .22          .13
Net realized and unrealized gain (loss) on investments.......        (.20)       (7.20)        6.84         4.84         4.99
                                                                 --------     --------     --------     --------     --------
   Total from investment operations..........................        (.08)       (7.09)        6.98         5.06         5.12
                                                                 --------     --------     --------     --------     --------
Less dividends and distributions
Dividends from net investment income.........................        (.08)        (.05)        (.14)        (.21)        (.15)
Distributions from net realized gains........................          --        (2.59)       (2.68)       (3.36)       (2.31)
Distributions in excess of net realized gains................          --         (.45)        (.63)       --           --
                                                                 --------     --------     --------     --------     --------
   Total dividends and distributions.........................        (.08)       (3.09)       (3.45)       (3.57)       (2.46)
                                                                 --------     --------     --------     --------     --------
Increase resulting from Fund share repurchase................         .03           --           --          .06           --
Net change resulting from the issuance of Fund shares........          --          .09          .15        --           --
                                                                 --------     --------     --------     --------     --------
Net asset value, end of year(a)..............................    $   8.72     $   8.85     $  18.94     $  15.26     $  13.71
                                                                 --------     --------     --------     --------     --------
                                                                 --------     --------     --------     --------     --------
Market price per share, end of year(a).......................    $ 7.8125     $ 7.3125     $ 20.813     $ 14.500     $ 12.625
                                                                 --------     --------     --------     --------     --------
                                                                 --------     --------     --------     --------     --------
TOTAL INVESTMENT RETURN(b):..................................        7.93%      (53.65)%      72.59%       42.10%       35.46%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)................................    $214,662     $221,881     $387,852     $270,496     $214,130
Average net assets (000).....................................    $230,163     $296,740     $320,484     $238,967     $195,421
Ratios to average net assets:
   Expenses, before loan interest, commitment fees and
      nonrecurring expenses..................................        1.06%         .94%         .91%        1.03%        1.00%
   Total expenses............................................        2.20%        1.61%        1.25%        1.56%        1.23%
   Net investment income.....................................        1.33%         .91%         .82%        1.43%         .97%
Portfolio turnover rate......................................          63%          65%          43%          70%          82%
Total debt outstanding at end of year (000 omitted)..........    $ 45,000     $ 45,000     $ 20,000     $ 18,400     $  9,700
Asset coverage per $1,000 of debt outstanding................    $  5,768     $  5,931     $ 20,393     $ 15,701     $ 23,075

---------------
(a) NAV and market value are published in The Wall Street Journal each Monday.
(b) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.
Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the year indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

Report of Independent Accountants                     FIRST FINANCIAL FUND, INC.
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of
First Financial Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of First Financial Fund, Inc. (the 'Fund') at March 31, 2000, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for the year ended March 31, 1996 were audited by other independent accountants, whose opinion dated May 9, 1996 was unqualified.
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
May 19, 2000
--------------------------------------------------------------------------------
                                       10

Tax Information (Unaudited)                           FIRST FINANCIAL FUND, INC.
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (March 31, 2000) as to the federal tax status of dividends and distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that during the fiscal year ended March 31, 2000, the Fund paid dividends of $.08 per share, which is taxable as ordinary income. Further, we wish to advise you that 100% of the dividends taxable as ordinary income and paid in the fiscal year ended March 31, 2000 qualified for the corporate dividend received deduction available to corporate taxpayers.
In January 2001, shareholders will receive a Form 1099-DIV or substitute Form 1099-DIV which reflects the amount of dividends to be used by calendar year taxpayers on their 2000 federal income tax returns. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.
Other Information                                     FIRST FINANCIAL FUND, INC.
--------------------------------------------------------------------------------
Dividend Reinvestment Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (Shares) pursuant to the Fund's Dividend Reinvestment Plan (the Plan.) Shareholders who do not participate in the Plan will normally receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in streetname or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent unless the Fund declares a distribution payable in shares, absent a shareholder's specific election to receive cash. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.
State Street Bank and Trust Co. (the Plan Agent) serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or a capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price. If the Fund declares a dividend or other distribution payable only in cash and the net asset value exceeds the market price of Shares on the valuation date, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Shares in the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the Plan Agent will halt open-market purchases of the Fund's shares for this purpose, and will request that the Fund pay the remainder, if any, in the form of newly-issued shares. The Fund will not issue Shares under the Plan below net asset value.
There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
The Fund reserves the right to amend or terminate the Plan upon 90 days' written notice to shareholders of the Fund.
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent or by telephone in accordance with specific procedures and will receive certificates for whole Shares and cash for fractional Shares.
All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266-8200.
--------------------------------------------------------------------------------
                                       11

Supplemental Proxy Information (Unaudited)            FIRST FINANCIAL FUND, INC.
--------------------------------------------------------------------------------
At the Special Meeting of Stockholders of the Fund reconvened on May 22, 2000 at the offices of Prudential Investments Fund Management LLC, 751 Broad Street, Newark, New Jersey, a majority of the Fund's outstanding shares voted in favor of a proposal to amend the Fund's Articles of Incorporation by adding supermajority voting requirements to approve any change to the Fund's investment objectives, its policies with respect to concentration, or certain business combinations with affiliated stockholders. No other matters were considered at the meeting. The Special Meeting of Stockholders was held initially on April 25, 2000, but was adjourned to permit additional solicitation.
The results of the proxy solicitation were as follows:

Matter                                          Votes For    Votes Against    Abstentions
-----------------------------------------------------------------------------------------
Amendment of Articles of
Incorporation                                  12,460,303        6,090,505        384,187

Corporate Governance (Unaudited)                      FIRST FINANCIAL FUND, INC.
--------------------------------------------------------------------------------
At its meetings in February and March 2000, the Fund's Board of Directors unanimously approved several changes to the Fund's By-Laws. These changes were as follows:
- Increasing the percentage of outstanding shares necessary to call a special meeting of stockholders from 25 percent to 50 percent.
- Clarifying that no business shall be transacted at any special stockholders' meeting except as provided in the notice of meeting.
- Specifying the individuals with authority to conduct the Fund's stockholder meetings and the powers vested in those persons.
- Modernizing the Fund's provisions to permit proxy voting through electronic means.
- Clarifying that the Fund will indemnify its directors and officers to the maximum extent permitted by applicable federal and Maryland state law.
--------------------------------------------------------------------------------
                                       12

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

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

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
Directors
Eugene C. Dorsey
Robert E. LaBlane
Douglas H. McCorkindale
Thomas T. Mooney

Investment Adviser
Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Administrator
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian and Transfer Agent
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

The views expressed in this report and the information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

First Financial Fund, Inc.
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

For information call toll-free (800) 451-6788

320228109